EXHIBIT 99.3
SERIES 2004-1 AND SERIES 2004-2 AGGREGATE COLLECTION DATA YEAR 2004

GE Dealer Floorplan Master Note Trust
2004-1

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	8/12/2004
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	7/20/2006
Final Maturity Date:	7/21/2008
Note Payment Detail

					Principal
				Beginning Class	Payment			Ending Class
Class	CUSIP	Interest Rate	Original Face Value	Balance	Amount	Interest Payment Amount	Total	Balance

A	36159LAA4	4.42000%	1,202,000,000.00	1,202,000,000.00	0.00	41,921,913.60	41,921,913.60	1,202,000,000.00
B	36159LAB2	4.63000%	38,000,000.00	38,000,000.00	0.00	1,406,226.73	1,406,226.73	38,000,000.00
C	36159LAC0	4.84000%	10,000,000.00	10,000,000.00	0.00	391,351.33	391,351.33	10,000,000.00

	TOTALS		1,250,000,000.00	1,250,000,000.00	0.00	43,719,491.66	43,719,491.66	1,250,000,000.00

Beginning of Month Balance								3,700,038,047.48
New Volume								19,117,785,472.05
Principal Collections								17,319,258,800.03
Defaulted Amount								11,870,354.62

End of Month Balance								5,486,694,364.88

Over Concentrations
Dealer Overconcentration								0.00
Manufacturer Overconcentration								0.00
Product Line Overconcentration								0.00

				Total		Overconcentration

Collections
Principal Collections				17,319,258,800.03		36,703,579.51		17,282,555,220.52
Non Principal Collections				375,239,051.86		1,144,847.38		374,094,204.48

Total Collections				17,694,497,851.89		37,848,426.89		17,656,649,425.00

Defaults
Default Amount				11,870,354.62		20,930.05		11,891,284.67

Series Allocation Percentage								23.96%
Investor Default Amount								3,042,097.33

Charge-Offs
Investor Charge-offs								0.00

Values above Include the Note Trust Certificate

GE Dealer Floorplan Master Note Trust
2004-1

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	8/12/2004
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	7/20/2006
Final Maturity Date:	7/21/2008

Allocation of Available Non Principal Collections

Series Collection Allocation Percentage		23.96%
Available Non Principal Collections Allocated to Series			107,224,653.41

Application of Available Non Principal Collections and Available Principal Collections

(a) Available Non Principal Collections Allocated to Series			107,224,653.41
(i)	(A) Amount to Indenture Trustee		5,000.00
	(B) Amount to Trustee		5,580.00
	(C) Amount to Administrator		3,000.00
	(D) Amount to Custodian		0.00

(ii)	Noteholder Servicing Fee		17,159,055.60
	Unpaid Servicer Advances and interest thereon		0.00

(iii)	Class A Monthly Interest		41,921,913.60

(iv)	Class B Monthly Interest		1,406,226.73

(v)	Class C Monthly Interest		391,351.33

(vi)	Investor Default Amount (treated as Available Principal Collections)	3,042,097.33
	Required Deposit to Principal Amount		0.00

(vii)	Investor Charge-Offs	0.00
	Reimbursement of Investor Charge-Offs	0.00
	Unreimbursed Investor Charge-Offs	0.00
	Reallocation Principal Collections	0.00
	Reimbursement of Reallocated Principal Collections	0.00
	Unreimbursed Reallocated Principal Collections	0.00
	Sum of Unreimbursed Investor Charge-Offs and Reallocated Principal Collections		0.00

(viii)	Amount Required to be Deposited to the Reserve Account		0.00

GE Dealer Floorplan Master Note Trust
2004-1

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	8/12/2004
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	7/20/2006
Final Maturity Date:	7/21/2008

(ix) Remaining Amounts due to :
Indenture Trustee	0.00
Trustee	0.00
Administrator	0.00
Custodian	0.00

(x) Amounts otherwise required to be Deposited to Principal Account
Excess Non Principal Collections for Series 2004-1	46,332,526.15
Excess Non Principal Collections for Series 2004-2	45,952,317.80
Excess Non Principal Collections for Series 2005-1	35,041,730.67
Excess Non Principal Collections for Series 2005-2	8,137,855.55

Total Non Principal Collections	135,464,430.17

Non Principal Shortfalls for Series 2004-1	0.00
Non Principal Shortfalls for Series 2004-2	0.00
Non Principal Shortfalls for Series 2005-1	0.00
Non Principal Shortfalls for Series 2005-2	0.00

Total Non Principal Shortfalls	0.00

Aggregate Excess Non Principal applied to Non Principal Shortfalls for Series 2004-1	0.00
Aggregate Excess Non Principal applied to Non Principal Shortfalls for Series 2004-2	0.00
Aggregate Excess Non Principal applied to Non Principal Shortfalls for Series 2005-1	0.00
Aggregate Excess Non Principal applied to Non Principal Shortfalls for Series 2005-2	0.00

Total Aggregate Excess Non Principal Applied to Non Principal Shortfalls	0.00

Released to transferor	135,464,430.17

(b) Revolving Period
Principal Collections Allocated to Series According to 4.3(b)(ii)(x) of Indenture Supplement	4,976,502,857.99
Available Principal Collections Treated as Shared Principal Collections Applied According to Section 8.5 of Indenture	4,976,502,857.99

(c) Controlled Accumulation Period
Principal Collections Allocated to Series According to 4.3(b)(ii)(y) of Indenture Supplement
(i) Monthly Principal Deposited into Principal Account	0.00
(ii) Monthly Principal Deposited to Distribution Account and paid to:	0.00
Class A	0.00
Class B	0.00
Class C	0.00
(iii) Amounts Remaining as Shared Principal Collections Applied According to Section 8.5 of Indenture	0.00

GE Dealer Floorplan Master Note Trust
2004-1

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	8/12/2004
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	7/20/2006
Final Maturity Date:	7/21/2008

Early Amortization Period
Principal Collections Allocated to Series According to 4.3(b)(ii)(z) of Indenture Supplement	0.00

(i) Monthly Principal Deposited into the Principal Account	0.00
(ii) Monthly Principal Deposited to Distribution Account and paid to :
Class A	0.00
Class B	0.00
Class C	0.00
(iii) Amounts Remaining as Shared Principal Collections Applied According to Section 8.5 of Indenture	0.00

Shared Principal Collections for Sharing Series
Aggregate Shared Principal Collections for Principal Sharing Series	14,254,526,282.05
Aggregate Principal Shortfall for Principal Sharing Series	0.00

Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2004-1	0.00
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2004-2	0.00
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2005-1	0.00
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2005-2	0.00

Amount Deposited into the Excess Funding Account	0.00

Released to Transferor	14,254,526,282.05

Reserve Account (Series Level Account)
Beginning Reserve Account Amount	39,393,931.20
Required Reserve Account Amount
Required Reserve Account Percentage	3.12%
Note Principal Balance	1,250,000,000.00
Principal Overcollateralization Amount	12,626,000.00

Required Reserve Account Amount	39,393,931.20

Reserve Account Deficiency	0.00
Reserve Account Deposits	1,227,031.58
Reserve Account Withdrawals	1,227,031.58
Ending Reserve Account Amount	39,393,931.20

GE Dealer Floorplan Master Note Trust
2004-1

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	8/12/2004
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	7/20/2006
Final Maturity Date:	7/21/2008

Non Principal Account (Series Level Account)
Beginning Balance	0.00
Deposits	43,730,071.66
Disbursements	43,730,071.66
Ending Balance	0.00

Principal Account (Series Level Account)
Beginning Balance	0.00
Deposits	0.00
Disbursements	0.00
Ending Balance	0.00

Free Equity Amount
Note Trust Principal Balance	5,486,694,364.88
Aggregate Collateral Amount for all Series of Notes	4,525,252,000.00

Free Equity Amount	961,442,364.88

Minimum Free Equity Percentage	5.00%
Note Trust Principal Balance	4,500,000,000.00

Minimum Free Equity Amount	225,000,000.00

Excess Funding Account (Trust Level Account)
Beginning Balance	0.00
Deposits	0.00
Disbursements	0.00
Ending Balance	0.00

Monthly Payment Rate
Current Monthly Payment Rate	31.35%
Prior Monthly Payment Rate	32.61%
Second Prior Monthly Payment Rate	35.15%

3 Month Average Monthly Payment Rate	33.04%

GE Dealer Floorplan Master Note Trust
2004-1

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	8/12/2004
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	7/20/2006
Final Maturity Date:	7/21/2008

Summary of Allocation to Collections

Total Principal Collections	17,319,258,800.03
Principal Collections Allocated to Series 2004-1	4,976,502,857.99
Principal Collections Allocated to Series 2004-2	4,976,502,857.99
Principal Collections Allocated to Series 2005-1	3,559,670,465.26
Principal Collections Allocated to Series 2005-2	740,548,368.33

Principal Collections Not Allocated to Any Series and Released to Transferor	3,066,034,250.46

Total Non Principal Collections	375,239,051.86
Non Principal Collections Allocated to Series 2004-1	107,224,653.41
Non Principal Collections Allocated to Series 2004-2	107,224,653.41
Non Principal Collections Allocated to Series 2005-1	79,098,591.64
Non Principal Collections Allocated to Series 2005-2	18,170,738.67

Non Principal Collections Not Allocated to Any Series and Released to Transferor	63,520,414.73

GE Dealer Floorplan Master Note Trust
2004-2

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	8/12/2004
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	7/20/2007
Final Maturity Date:	7/20/2009
Note Payment Detail

					Principal
					Payment			Ending Class
Class	CUSIP	Interest Rate	Original Face Value	Beginning Class Balance	Amount	Interest Payment Amount	Total	Balance

A	36159LAD8	4.45000%	1,202,000,000.00	1,202,000,000.00	0.00	42,287,521.94	42,287,521.94	1,202,000,000.00
B	36159LAE6	4.66000%	38,000,000.00	38,000,000.00	0.00	1,417,785.08	1,417,785.08	38,000,000.00
C	36159LAF3	4.87000%	10,000,000.00	10,000,000.00	0.00	394,392.99	394,392.99	10,000,000.00

	TOTALS		1,250,000,000.00	1,250,000,000.00	0.00	44,099,700.01	44,099,700.01	1,250,000,000.00

Beginning of Month Balance								3,700,038,047.48
New Volume								19,117,785,472.05
Principal Collections								17,319,258,800.03
Defaulted Amount								11,870,354.62

End of Month Balance								5,486,694,364.88

Over Concentrations
Dealer Overconcentration								0.00
Manufacturer Overconcentration								0.00
Product Line Overconcentration								0.00

				Total		Overconcentration

Collections
Principal Collections				17,319,258,800.03		36,703,579.51		17,282,555,220.52
Non Principal Collections				375,239,051.86		1,144,847.38		374,094,204.48

Total Collections				17,694,497,851.89		37,848,426.89		17,656,649,425.00

Defaults
Default Amount				11,870,354.62		20,930.05		11,891,284.67

Series Allocation Percentage								23.96%
Investor Default Amount								3,042,097.33

Charge-Offs
Investor Charge-offs								0.00

Values above Include the Note Trust Certificate

GE Dealer Floorplan Master Note Trust
2004-2

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	8/12/2004
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	7/20/2007
Final Maturity Date:	7/20/2009

Allocation of Available Non Principal Collections

Series Collection Allocation Percentage		23.96%
Available Non Principal Collections Allocated to Series			107,224,653.41

Application of Available Non Principal Collections and Available Principal Collections

(a) Available Non Principal Collections Allocated to Series			107,224,653.41
(i)	(A) Amount to Indenture Trustee		5,000.00
	(B) Amount to Trustee		5,580.00
	(C) Amount to Administrator		3,000.00
	(D) Amount to Custodian		—

(ii)	Noteholder Servicing Fee		17,159,055.60
	Unpaid Servicer Advances and interest thereon		0.00

(iii)	Class A Monthly Interest		42,287,521.94

(iv)	Class B Monthly Interest		1,417,785.08

(v)	Class C Monthly Interest		394,392.99

(vi)	Investor Default Amount (treated as Available Principal Collections)	3,042,097.33
	Required Deposit to Principal Amount		0.00

(vii)	Investor Charge-Offs	0.00
	Reimbursement of Investor Charge-Offs	0.00
	Unreimbursed Investor Charge-Offs	0.00
	Reallocation Principal Collections	0.00
	Reimbursement of Reallocated Principal Collections	0.00
	Unreimbursed Reallocated Principal Collections	0.00
	Sum of Unreimbursed Investor Charge-Offs and Reallocated Principal Collections		0.00

(viii)	Amount Required to be Deposited to the Reserve Account		0.00

GE Dealer Floorplan Master Note Trust
2004-2

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	8/12/2004
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	7/20/2007
Final Maturity Date:	7/20/2009

(ix) Remaining Amounts due to :
Indenture Trustee	0.00
Trustee	0.00
Administrator	0.00
Custodian	0.00

(x) Amounts otherwise required to be Deposited to Principal Account
Excess Non Principal Collections for Series 2004-1	46,332,526.15
Excess Non Principal Collections for Series 2004-2	45,952,317.80
Excess Non Principal Collections for Series 2005-1	35,041,730.67
Excess Non Principal Collections for Series 2005-2	8,137,855.55
Total Non Principal Collections	135,464,430.17

Non Principal Shortfalls for Series 2004-1	0.00
Non Principal Shortfalls for Series 2004-2	0.00
Non Principal Shortfalls for Series 2005-1	0.00
Non Principal Shortfalls for Series 2005-2	0.00

Total Non Principal Shortfalls	0.00

Aggregate Excess Non Principal applied to Non Principal Shortfalls for Series 2004-1	0.00
Aggregate Excess Non Principal applied to Non Principal Shortfalls for Series 2004-2	0.00
Aggregate Excess Non Principal applied to Non Principal Shortfalls for Series 2005-1	0.00
Aggregate Excess Non Principal applied to Non Principal Shortfalls for Series 2005-2	0.00

Total Aggregate Excess Non Principal Applied to Non Principal Shortfalls	0.00

Released to transferor	135,464,430.17

(b) Revolving Period
Principal Collections Allocated to Series According to 4.3(b)(ii)(x) of Indenture Supplement	4,976,502,857.99
Available Principal Collections Treated as Shared Principal Collections Applied According to Section 8.5 of Indenture	4,976,502,857.99

(c) Controlled Accumulation Period
Principal Collections Allocated to Series According to 4.3(b)(ii)(y) of Indenture Supplement
(i) Monthly Principal Deposited into Principal Account	0.00
(ii) Monthly Principal Deposited to Distribution Account and paid to:	0.00
Class A	0.00
Class B	0.00
Class C	0.00
(iii) Amounts Remaining as Shared Principal Collections Applied According to Section 8.5 of Indenture	0.00

GE Dealer Floorplan Master Note Trust
2004-2

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	8/12/2004
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	7/20/2007
Final Maturity Date:	7/20/2009

Early Amortization Period
Principal Collections Allocated to Series According to 4.3(b)(ii)(z) of Indenture Supplement	0.00

(i) Monthly Principal Deposited into the Principal Account	0.00
(ii) Monthly Principal Deposited to Distribution Account and paid to :
Class A	0.00
Class B	0.00
Class C	0.00
(iii) Amounts Remaining as Shared Principal Collections Applied According to Section 8.5 of Indenture	0.00

Shared Principal Collections for Sharing Series
Aggregate Shared Principal Collections for Principal Sharing Series	14,254,526,282.05
Aggregate Principal Shortfall for Principal Sharing Series	0.00

Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2004-1	0.00
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2004-2	0.00
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2005-1	0.00
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2005-2	0.00

Amount Deposited into the Excess Funding Account	0.00

Released to Transferor	14,254,526,282.05

Reserve Account (Series Level Account)
Beginning Reserve Account Amount	39,393,931.20
Required Reserve Account Amount
Required Reserve Account Percentage	3.12%
Note Principal Balance	1,250,000,000.00
Principal Overcollateralization Amount	12,626,000.00

Subtotal	1,262,626,000.00

Required Reserve Account Amount	39,393,931.20

Reserve Account Deficiency	0.00
Reserve Account Deposits	1,227,068.16
Reserve Account Withdrawals	1,227,068.16
Ending Reserve Account Amount	39,393,931.20

GE Dealer Floorplan Master Note Trust
2004-2

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	8/12/2004
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	7/20/2007
Final Maturity Date:	7/20/2009

Non Principal Account (Series Level Account)
Beginning Balance	0.00
Deposits	44,110,280.01
Disbursements	44,110,280.01
Ending Balance	0.00

Principal Account (Series Level Account)
Beginning Balance	0.00
Deposits	0.00
Disbursements	0.00
Ending Balance	0.00

Free Equity Amount
Note Trust Principal Balance	5,486,694,364.88
Aggregate Collateral Amount for all Series of Notes	4,525,252,000.00

Free Equity Amount	961,442,364.88

Minimum Free Equity Percentage	5.00%
Note Trust Principal Balance	4,500,000,000.00

Minimum Free Equity Amount	225,000,000.00

Excess Funding Account (Trust Level Account)
Beginning Balance	0.00
Deposits	0.00
Disbursements	0.00
Ending Balance	0.00

Monthly Payment Rate
Current Monthly Payment Rate	31.35%
Prior Monthly Payment Rate	32.61%
Second Prior Monthly Payment Rate	35.15%

3 Month Average Monthly Payment Rate	33.04%

GE Dealer Floorplan Master Note Trust
2004-2

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	8/12/2004
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	7/20/2007
Final Maturity Date:	7/20/2009

Summary of Allocation to Collections

Total Principal Collections	17,319,258,800.03
Principal Collections Allocated to Series 2004-1	4,976,502,857.99
Principal Collections Allocated to Series 2004-2	4,976,502,857.99
Principal Collections Allocated to Series 2005-1	3,559,670,465.26
Principal Collections Allocated to Series 2005-2	740,548,368.33
Principal Collections Not Allocated to Any Series and Released to Transferor	3,066,034,250.46

Total Non Principal Collections	375,239,051.86
Non Principal Collections Allocated to Series 2004-1	107,224,653.41
Non Principal Collections Allocated to Series 2004-2	107,224,653.41
Non Principal Collections Allocated to Series 2005-1	79,098,591.64
Non Principal Collections Allocated to Series 2005-2	18,170,738.67
Non Principal Collections Not Allocated to Any Series and Released to Transferor	63,520,414.73